1 28 th Annual JP Morgan Healthcare Conference 28 th Annual JP Morgan Healthcare Conference January 13, 2010 January 13, 2010 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
Orexigen cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements.  Words such as "believes," "anticipates," "plans," "expects," "indicates," "will," "intends," "potential," "suggests,"
"assuming," "designed" and similar expressions are intended to identify forward-looking statements.  These statements are based on the Company's current beliefs and expectations.  These forward-looking statements include statements regarding the efficacy and safety of Contrave
®
  and Empatic™, the potential for, and timing of, an NDA submission for Contrave and Empatic, the commercial and therapeutic potential of Contrave, and the potential to obtain regulatory approval for, and effectively treat obesity with, Contrave and Empatic.  The inclusion of forward-looking statements should not be regarded as a representation by Orexigen that any of its plans will be achieved.  Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in the Orexigen business, including, without limitation: additional analyses of data from the Contrave Phase
3 trials and any other clinical trials of Contrave or Empatic may produce negative or inconclusive results, or may be inconsistent with previously announced results or previously conducted clinical trials; the FDA may not agree with the Company’s interpretation of efficacy and safety results; Contrave or Empatic may not receive regulatory approval on a timely basis or at all, and the FDA may require Orexigen to complete additional clinical, non-clinical or other requirements prior to the submission or the approval of
NDAs for either product candidate; the potential for adverse safety findings relating to Contrave or Empatic to delay or prevent regulatory approval or commercialization, or result in product liability claims, including serious adverse events that are not characterized by clinical investigators as possibly related to Contrave; the third parties on whom Orexigen relies to assist with the development programs for Contrave or Empatic, including clinical investigators, contract laboratories, clinical research organizations and manufacturing organizations, may not successfully carry out their contractual duties or obligations or meet expected deadlines, and the quality or accuracy of the data or materials generated by such third parties may be of insufficient quality to include in the Company’s regulatory submissions; the ability of Orexigen and its licensors to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of its product candidates; Orexigen may be unable to enter a collaboration or partnership relating to Contrave for promotion to broader markets on attractive terms or at all; and
other risks described in the Company's filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.  All forward-looking statements are qualified in their entirety by this cautionary statement.  This caution is made under the safe harbor provisions of Section 21E of the
Private Securities Litigation Reform Act of 1995.  Information included herein is based on the Company’s review and evaluation of the clinical data.  All conclusions and determinations contained herein are subject to the Company’s further analysis of the clinical data.  The ultimate determination of the safety and efficacy of Contrave will be made by the FDA and other relevant regulatory authorities.

Key Corporate Highlights
Key Corporate Highlights
Strong Company
Seasoned team in place to build for regulatory and commercial success
Contrave + Empatic = Obesity franchise
Commercial plans to reach target-rich segments, partner for broader markets
On track for Contrave NDA filing in 1H 2010
Strong balance sheet; over $90m in cash at 12/31/09
Compelling Products
Contrave
Addresses FDA guidelines for approval
Unique profile may address needs of the diverse obese population
Covered by composition of matter IP
Upside life cycle opportunities (e.g. smoking cessation without weight gain)
Empatic
More significant weight loss with different profile has completed Phase II
Attractive Markets
Complementary to pharma committed to the cardiometabolic space
Poised to expand from highly generic, unsatisfied, acute market today to a major therapeutic category

U.S. Obesity Rate
50%
40%
30%
20%
10%
0%
1970s
2009
2018

% of Healthcare Costs
25%
20%
15%
10%
5%
0%
2008
2018

The Obesity Epidemic is Increasing Healthcare Costs
to Alarming Levels
The Obesity Epidemic is Increasing Healthcare Costs
to Alarming Levels
75M
103M
33%
43%
9%
21%
Projected US healthcare
spend due to obesity
16%
US obesity rates
$147B
$344B
The average medical costs for an obese person are
42% higher than for a person of normal weight
Sources:  Centers for Disease Control and Prevention (CDC); Datamonitor, Pipeline & Commercial Insight: Obesity, July 2009; The Future Costs of Obesity: National
and State Estimates of the Impact of Obesity on Direct Health Care Expenses, a collaborative report from United Health Foundation, American Public Health
Association and Partnership for Prevention based on research by K. Thorpe, November 2009; Health Affairs, July 2009
. . . Placing increasing cost burden
on the healthcare system
U.S. obesity rates are projected to
continue growing . . .

Impact
Physiology:
Increase firing of
POMC neuron to
reduce hunger and
raise metabolism
Impact
Consumption
Behavior:
Modulate reward
system to improve
control of eating
MC-4
POMC
-Endorphin
Bupropion Stimulates
POMC (proopio-
melanocortin) neuron
to initiate weight loss
Naltrexone Prevents
negative feedback
loop to sustain weight
loss
-MSH
Novel Scientific Rationale for Contrave Addresses
Biology and Behavioral Drivers of Consumption
Novel Scientific Rationale for Contrave Addresses
Biology and Behavioral Drivers of Consumption
Composition of Matter Patent U.S. 7,375,111 Issued – 2025
Methods of Use Patent U.S. 7,462,626 Issued – 2024
Formulations / Packaging / Numerous in Process
Additional Claims
Patents

6 Contrave as First Line Therapy Contrave as First Line Therapy

Natural Patient Targets for Contrave
Natural Patient Targets for Contrave
Obese with diabetes
50% 50%
72% 72%
Available obese
population
26% 26%
36% 36%
Obese with dyslipidemia
Obese who report
uncontrollable food
cravings
Treatment seeking
obese who are female
Sources:  Orexigen quantitative market research 2008 and 2009

100
90
80
70
60
50
40
30
20
10
0

% Weight Loss vs. Baseline
0%
2%
4%
6%
8%
10%
12%

Patients on Contrave Lost Meaningful Weight –
and Kept it Off
Patients on Contrave Lost Meaningful Weight –
and Kept it Off
Of completers who lost at least 10% of their body weight, they lost on average 34-39 lbs
*
Most frequent adverse events:  Nausea, constipation, vomiting, dizziness, dry mouth
Safety profile appears consistent with individual components
%
% of
Patients
Losing
>10% of
Body
Weight
COR-I COR-II COR-BMOD
Week 0 Week 14 Week 28 Week 42 Week 56
8.2%
COR-BMOD
COR-I
COR-II
11.5%
Avg loss:
34 lbs
Avg loss:
35 lbs
Avg loss:
39 lbs
* Patients on Contrave32 dose in COR-I, COR-II and COR-BMOD trials
Placebo
Contrave32
COR Program: Categorical
Weight Loss (Completers)
COR Program: Observed Case
Weight Loss
Summary:
Summary:

Diabetic Patients on Contrave Lost Weight and
Improved Glycemic Control
Diabetic Patients on Contrave Lost Weight and
Improved Glycemic Control
Week 0
Placebo-
subtracted
Change in
HbA1c
Key Measures (ITT-LOCF)
Body Weight
Improved
¹
HbA1c (%) Improved
¹
% of Subjects with HbA1c <7.0% Improved
¹
% of patients requiring rescue Rx
Improved
¹
Fasting HDL
Improved
¹
Fasting triglycerides Improved
¹
Week 14 Week 28 Week 42 Week 56
Placebo-subtracted HbA1c
Observed Case Analysis (Contrave32)
Data is from COR-Diabetes Phase 3 trial
1
p<0.05 (between Contrave32 and placebo)
ITT-LOCF: all randomized patients with 1 post-baseline observation while on study drug

COR-I
COR-II
0
-2
-4
-6
-8
Decrease (cm)

8
6
4
2
0
Fasting HDL (mg/dL)
COR-I
COR-II

COR-I
COR-II
0
-20
-40
-60
-80
Fasting Triglycerides (mg/dL)

COR-I
COR-II
0%
-10%
-20%
-30%
-40%
-50%
HS-CRP (%)

≥

Contrave Improved Metabolic Parameters in High
Risk Subgroups
Contrave Improved Metabolic Parameters in High
Risk Subgroups
Waist Circumference
Triglycerides HS-CRP
HDL Cholesterol
P < 0.05
P < 0.05
Placebo
Contrave32
P < 0.05
P < 0.05
P < 0.05
P < 0.05
P < 0.05
P < 0.05
Data is for completers in high-risk subgroups. High risk subgroups defined by ATPIII Guidelines (waist circumference, males >102, females >88 cm;
fasting triglycerides, 150 mg/dL, fasting HDL, males <40, females <50 mg/dL, hsCRP, >3 mg/L). HS-CRP based on log transformed data
n:  282   279 n: 254   410
n:  82    87 n:  69   135
n:  122   121 n:  117    184
n:  144   261
n:  163   177

Both Physicians and Patients Blame Behavior
for Obesity
Both Physicians and Patients Blame Behavior
for Obesity
Patients place much of the blame for
their weight on poor eating habits
100
80
60
40
20
Perceived causes of obesity
Individual choices,
behaviors
Genetics/Heredity
Medical conditions
Half of obese patients self-
identify as having eating
control issues
Half of obese patients
acknowledge they
consume more calories
than they burn
Contrave, with two
constituents approved
for addictive disorders,
may have a unique ability to
help obese patients control
their eating behavior
Source: Orexigen quantitative market research 2008; Harris Interactive, Report on Weight and Obesity in America, June 2007

COR - I
COR - II
-20
-15
-10
-5
0

COR - I
COR - II
-20
-15
-10
-5
0

≥

Contrave Patients Experienced Statistically Significant
Improvements in Eating Control
Contrave Patients Experienced Statistically Significant
Improvements in Eating Control
Question:
How difficult has it
been to control your
eating?
Question:
How difficult has it
been to resist any
food cravings?
*P<0.05 vs. Placebo; ITT-LOCF (all randomized patients with 1 post-baseline observation while on study drug); results are based on measurements using a 100 mm visual analog scale.  N>400 in all groups
Less
More
Contrave32
Placebo

2009 Obesity TRx Volume (000s)
2,500
2,000
1,500
1,000
500
0
0-19
20-39
40-59
60-64
65+
Female
Male

Contrave may become the Logical Therapeutic
Choice in Women of Child-bearing Age
Contrave may become the Logical Therapeutic
Choice in Women of Child-bearing Age
Source:  Orexigen quantitative market research 2008; Food Cravings in Young and Elderly Adults, M. Pelchat,
Appetite, 1997, 28: 103-113; IMS Health, NPA, National Disease and Therapeutic Index
Women are more proactive in
addressing weight
63% of women vs. 40% of
men initiated a conversation
with physician about weight
Women are 2.5x more likely to
have tried an obesity Rx than
men
Research has indicated that women
tend to crave food more than men
Combinations with anti-convulsants
(e.g. Empatic) are expected to
carry a Category X pregnancy
warning
Majority of the obesity RXs today go
to women of child-bearing age
Age (years)

Natural Patient Targets for Contrave
Natural Patient Targets for Contrave
Obese with diabetes
50% 50%
72% 72%
Available obese
population
26% 26%
36% 36%
Obese with dyslipidemia
Obese who report
uncontrollable food
cravings
Treatment seeking
obese who are female
Sources:  Orexigen quantitative market research 2008 and 2009

15 Commercialization Considerations Commercialization Considerations

Market is Dissatisfied with Currently Available
Treatments
Market is Dissatisfied with Currently Available
Treatments
Source:  CDC; Orexigen quantitative market research 2009
* Meridia, Xenical, phentermine
33%
Obese
patients
14%
2008 Obesity
TRx*=7.8M
Market research tells us physicians view
current drugs as sub-optimal across the
efficacy/safety profile
Physicians “strongly agree” that “obesity is
a serious health issue in their practices”
There is limited promotional spend in
obesity today
If approved, Contrave could
address the unmet need in
this dissatisfied market
U.S. Population % of Obese
Receiving Rx

Fen-phen TRx Volume
(Millions)
25
20
15
10
5
0
20.6
6.6
1995
1996

Jenny Craig

nutrisystem

alli
alli

There is Clear Demand for an Rx Solution and
Consumers Display a Willingness to Pay
There is Clear Demand for an Rx Solution and
Consumers Display a Willingness to Pay
Americans spend nearly $60B/yr out-
of-pocket on weight loss products
Americans spend nearly $60B/yr out-
of-pocket on weight loss products
Fen-phen experience
demonstrated pent-up demand
for therapeutic options
Fen-phen experience
demonstrated pent-up demand
for therapeutic options
$60/month
$280/month
$50 fee plus
$500/month for food
Nutraceuticals – 1 month supply:
Lipofuze:      $60
Hydroxycut:  $50
3.1x
Source:  IMS, NPA; Marketdata Enterprises, Inc., Press Release, February 16, 2009; Orexigen market research 2009

Pharma partnership:
As few as 500 reps can
build a blockbuster

Commercial Strategy:  Leverage Small Number of Motivated
Commercial Strategy:  Leverage Small Number of Motivated
Obesity Treating Physicians, and Go Broader with a Partner
Obesity Treating Physicians, and Go Broader with a Partner
150 rep sales force can reach the
top 7 deciles of current obesity
prescribers
Physicians only treating 14% of
their obese patients today due to
lack of good options
Orexigen obesity
specialty sales force:
Rapidly grab the low
hanging fruit
500 rep sales force can
cover top 5 deciles of
current prescribers of
cardiometabolic risk factor
meds
Sources:  Orexigen quantitative market research 2009

19 Pipeline Opportunities Pipeline Opportunities

Future Potential Opportunities for Contrave
Future Potential Opportunities for Contrave
Depressed or has
depressive symptoms
63% 63%
Available obese
population
Obese with diabetes
Obese with dyslipidemia
Obese who report
uncontrollable food
cravings
Treatment seeking
obese who are female
43.4M
smokers in
the US
Smokers

Sources:  Orexigen quantitative market research 2009; CDC, MMWR Weekly, Cigarette Smoking Among Adults – United States 2007, November 14, 2008

33%
30%
37%
Depressed (diagnosed/treated)
Depressed (signs and symptoms)
Not depressed

% of MDs prescribing selected antidepressants
75%
50%
25%
0%
74%
71%
69%
64%
59%
55%
28%
7%
5%
6%
Wellbutrin
Lexapro
Effexor
Cymbalta
Zoloft
Celexa
Paxil
Pristiq
Prozac
Other

Obesity is Associated with an Increased Risk of
Depression
Obesity is Associated with an Increased Risk of
Depression
Physicians report that
approximately 1/3 of obese
patients are taking
pharmacologic therapy for
depression
Another 1/3 of obese
patients display signs and
symptoms of untreated
depression
Bupropion is already the
antidepressant of choice in
the obese population
Antidepressants in Obese Population
Source:  Orexigen quantitative market research 2009

Utilization intent measures indicate 92% of
physicians would be willing to prescribe Contrave
for obesity to patients who:
Display depressive symptoms but
Are not on an antidepressant
Source:  Orexigen quantitative market research 2009
Treating Obesity in Patients with Depressive Symptoms
may be an Attractive Future Opportunity
Treating Obesity in Patients with Depressive Symptoms
may be an Attractive Future Opportunity
Utilization intent measures indicate 72% of
physicians would be willing to prescribe Contrave
for obesity to patients who:
Display depressive symptoms and
Are on an antidepressant
Willingness to
prescribe Contrave
YES
72%
YES
92%
Willingness to
prescribe Contrave

IDS-SR score
50
40
30
20
10
0

Change in Body Weight
0%
-2%
-4%
-6%
-8%
-10%

≥

Open Label Study: Contrave Reduced Weight and
Depressive Symptoms in Obese Depressed Patients
Open Label Study: Contrave Reduced Weight and
Depressive Symptoms in Obese Depressed Patients
Inventory of Depressive Symptoms
(Observed Case)
Change in Body Weight
(Observed Case)
Week 0 Week 12 Week 24
In a 24-week trial of obese
depressed patients, Contrave
significantly improved
measures of depression
At the same time, patients who
completed the trial lost over
9% of their body weight
In addition, in a Control of Eating
Questionnaire, patients reported
decreases in hunger and cravings,
increased ability to resist cravings
Week 0 Week 12 Week 24
Not depressed
Mildly depressed
Moderately depressed
Severely depressed
Trial included 25 obese patients with symptoms of major
depression at baseline (IDS-SR total score of 26)

Smoking Cessation while Reducing Weight Gain Represents
an Attractive Follow-on Indication for Contrave
Smoking Cessation while Reducing Weight Gain Represents
an Attractive Follow-on Indication for Contrave
Numerous studies reveal that post-cessation weight gain is a major barrier for smokers to try quitting and a driver of relapse
Payors and employers are encouraging people to quit and paying for smoking cessation pharmacotherapy
Pfizer’s successful launch of Chantix
®
speaks to the underlying demand in the
market
Chantix has achieved market success
despite typical smoking-related
weight gain
In the pivotal trials for Chantix, patients
on Chantix saw 5.0-6.4lb weight gain
at 12 weeks
Source:  CANCER supplement 1994: 74; 2055-2061;  Am J Public Health 1991, Vol. 81, 324-327; Orexigen market research 2009; Pfizer, Inc., Press
Release, January 26, 2009; JAMA, July 2006, Vol .296, No 1: 47-55 and 56-63
$1,000
$500
$0

60%
40%
20%
0%
48.1%
40.7%
Weeks 5-12
Weeks 5-24

10%
5%
0%
-5%
-10%

Contrave POC Study in Obese Smokers:  Compelling
Quit Rates without Typical Weight Gain
Contrave POC Study in Obese Smokers:  Compelling
Quit Rates without Typical Weight Gain
In a 24-week open label trial,
Contrave significantly reduced
cigarette use among obese patients
trying to quit smoking
In contrast to available therapies for
smoking cessation, Contrave was
not associated with clinically
meaningful weight gain
In addition, in a Control of Eating
Questionnaire, the desire to eat
sweet foods was significantly
reduced at both 12 and 24 weeks
(p<0.05)
Week 0 Week 12 Week 24
*Data for continuous abstainers from weeks 5 to 24
Sustained Smoking Cessation
Rates
% Change in
Body Weight*

0%
-2%
-4%
-6%
-8%
-10%
-12%
0
4
8
12
16
20
24
Study Week
-1.7%
-7.6%
-9.9%
Placebo
Empatic120
Empatic360

Second Obesity Program:  Empatic Demonstrates Early
and Progressive Weight Loss
Second Obesity Program:  Empatic Demonstrates Early
and Progressive Weight Loss
At 24 weeks, Empatic
demonstrates:
Clinically meaningful weight
loss
No evidence of plateau
Efficacy on both Empatic
dosages; could provide
dosing flexibility
Safety profile consistent with
individual constituents; most
common adverse events:
Headache, insomnia, nausea,
constipation, dry mouth
Note : All differences between Empatic and placebo highly
statistically significant at all time points
Observed Case Analysis

27 Summary Summary

Contrave Phase 3 Program Addresses Key Elements of
FDA Guidelines for Obesity Products
Contrave Phase 3 Program Addresses Key Elements of
FDA Guidelines for Obesity Products
Key elements of FDA guidance:
Total Total
Program Program
(n=4,536) (n=4,536)
Statistical Significance on Co-Primary Weight Loss Endpoints
Efficacy Benchmark
(5% Categorical Response OR 5% Placebo Subtracted AND p 0.05)
Additional Endpoints
Efficacy in Obese Patients with Diabetes
Sufficient Patient Exposures for Evaluation of Safety and
Tolerability (1 year)

Orexigen has a Range of Differentiated Opportunities
Orexigen has a Range of Differentiated Opportunities
Near-term
Opportunities
Smoking Cessation Without Weight Gain
Phase 3 Pivotal Studies
Empatic
Treatment of Obesity:
NDA
Contrave
Future
Opportunities
Treatment in Obese Depressed

The Orexigen Opportunity
The Orexigen Opportunity
Obesity: The next big thing
Orexigen - Only company with two late stage obesity programs
Contrave Profile for First-Line Therapy: Uniquely positioned to meet the needs of the obese patient
Empatic - Complementary to Contrave
Promotional Execution: Highly efficient specialty and primary care launch scenarios
Specialty launch: 150 reps can effectively target the current 14k obesity high prescribers
Primary care launch: 500 reps can effectively target the 50k high prescribers of cardiometabolic drugs - a fertile ground for obesity Rx